UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported):  August 26, 2004


                               AXEDA SYSTEMS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  000-26287                            23-2763854
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             (Commission File Number)        (IRS Employer Identification No.)


         21 Oxford Road, Mansfield, Massachusetts           02048
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         (Address of Principal Executive Offices)        (Zip Code)

                                  508-337-9200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Items to be Included in this Report




Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing

On August 26, 2004, Axeda Systems Inc. (the "Company") received a letter from the Nasdaq Stock Market ("Nasdaq") indicating that the Company's common stock failed to maintain a minimum closing bid price of $1.00 over the previous 30 consecutive trading days as required by Marketplace Rule 4310(c)(4) (the "Rule") and that, in accordance with Marketplace Rule 4310(c)(8)(D), the Company has 180 calendar days, or until February 22, 2005, to regain compliance. If, at any time before February 22, 2005, the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq will notify the Company that it complies with the Rule. If the Company does not regain compliance by February 22, 2005, the Company may be granted an additional 180-day period to regain compliance if the minimum bid price requirement is the only Nasdaq SmallCap Market initial listing requirement that the Company does not then satisfy. If the Company does not regain compliance with the Rule within the allotted compliance period (including any extensions that may be granted by Nasdaq), Nasdaq will notify the Company that the Company's common stock will be delisted from The Nasdaq SmallCap Market. At such time, the Company would be entitled to appeal the determination to delist the Company's common stock to a Nasdaq Listing Qualifications Panel. The Company is currently reviewing what actions it should take to regain compliance with the Rule.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AXEDA SYSTEMS INC.

                                           By:  /s/ Thomas J. Fogarty
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                                                    Thomas J. Fogarty
                                                     Chief Financial Officer and
                                                      Executive Vice President

Dated:  August 27, 2004